                         BONE, MUSCLE AND JOINT, INC.
                     4800 N. Federal Highway, Suite 104D
                          Boca Raton, Florida  33431


                                                      July 3, 1997


Fishman and Stashak, M.D.'s, P.A.
1411 N. Flagler Drive, Suite 8800
West Palm Beach, Florida  33401


                             Amendatory Agreement
                             --------------------

Dear Sirs:

     Reference is made to the Management Services Agreement (the "Management Services Agreement"), and the Asset Purchase Agreement (the "Asset Purchase Agreement"), each dated as of the date hereof and effective as of June 1, 1997, between Bone, Muscle and Joint, Inc. (the "Company"), and Fishman and Stashak, M.D.'s, P.A. (the "Medical Group"). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Management Services Agreement.


     1. Notwithstanding anything to the contrary contained in Section 4 and Schedule III of the Management Services Agreement or Sections 2.1 and 5.2(c) of the Asset Purchase Agreement, on the date hereof the Company will pay by wire transfer of funds to the account(s) designated by the Medical Group an amount equal to $2,297,102 and will issue to Eric Fishman, M.D., Gerald Stashak, M.D. and Practice Solutions, Inc., 93,243, 93,243 and 3,806 shares of the Company's common stock, $.001 par value (the "Common Stock"), in fulfillment of its obligations under such Sections and Schedule; provided, however, that if Chaim Arlosoroff, M.D. becomes an equity owner of the Medical Group and executes a Restricted Stock Agreement and Stockholder Non-Competition Agreement at any time on or before August 1, 1997, the Company will pay the remaining consideration, $605,155 to the Medical Group (pursuant to the Asset Purchase Agreement) and an aggregate of 50,130 shares of its Common Stock (pursuant to the Management Services Agreement) to Eric Fishman, M.D., Gerald Stashak, M.D., Practice Solutions, Inc. and such other physician equity owners or employees of the Medical Group as the Medical Group shall designate in writing to the Company (which writing will also set forth the allocation of such shares of Common Stock); provided further, however, that such designation shall allot 15,000 shares to Dr. Arlosoroff. Any such other physician equity owners or employees of the Medical Group shall execute an Restricted Stock Agreement in the form of agreement previously executed by Drs. Fishman and Stashak and a Stockholder Non-Competition Agreement in a form satisfactory to the Company. In connection with the execution of such agreements by Dr. Arlosoroff, the Company will increase the consideration payable under the Management Services Agreement by 7,500 shares of its Common Stock and such shares will be issued simultaneously with the issuance referenced in the proviso of the preceding sentence. The parties to the Management Services Agreement and the parties to the Asset Purchase Agreement agree that in the event the foregoing occurs and as a condition to the fulfillment of their respective obligations under this Section 1, the parties shall execute and deliver an amendment to each such agreement in the form of Exhibit A hereto; provided, however, that if the foregoing does not take place, the parties to each such agreement shall execute and deliver amendments in the form of Exhibit B hereto (which shall, among other things, decrease the Base Year Collections).

     2. In addition to the foregoing, the Company hereby agrees that in the event that (a) each of Mark Rubenstein, M.D. and Robert Green, M.D., physician employees of the Medical Group, executes and delivers a Restricted Stock Agreement and Stockholder Noncompetition Agreement to the Company by August 1, 1997 and (b) the Medical Group directs the Company in writing to issue and deliver to such physician 10,000 shares of the Company's Common Stock issuable pursuant to Schedule III of the Management Services Agreement, the Company will increase the stock consideration payable to the Medical Group by 5,000 and 5,000 shares, respectively, of its Common Stock. In connection with the foregoing and as a condition thereto, the parties to the Management Services Agreement shall execute and deliver an amendment thereto in the form of Exhibit C attached hereto.


     3. None of the parties hereto, nor their respective employees, stockholders, consultants or agents shall, at any time after the execution and delivery of this Amendatory Agreement, directly or indirectly disclose the terms of this agreement to any person, firm, corporation, association or other entity without the prior written consent of the other parties hereto. Nothing contained herein shall be construed to prevent any party hereto from disclosing the terms of this agreement to his or its professional advisers for purposes of evaluating, negotiating or otherwise assisting such party in connection with the transactions contemplated by this Amendatory Agreement; provided that such party shall be liable to the other parties for the disclosure by any of its professional advisers of such information in violation of the preceding sentence.

     If the foregoing meets with your satisfaction, please acknowledge our agreement by signing in the space indicated below and returning a copy of this letter to the undersigned.

                                           Very truly yours,

                                           Bone, Muscle and Joint, Inc.


                                           By: /s/ Randal J. Farwell
                                              _____________________________
                                              Name: Randal J. Farwell
                                              Title: VP


Agreed to and Acknowledged:

Fishman and Stashak, M.D.'s, P.A.


By: /s/ Eric S. Fishman, MD
   __________________________
   Eric S. Fishman, M.D.
   President


By: /s/ Gerald T. Stashak, MD
   __________________________
   Gerald T. Stashak, M.D.
   Secretary

 /s/ Eric S. Fishman, Pres
-----------------------------
    Eric S. Fishman, M.D.

 /s/ Gerald T. Stashak, MD
-----------------------------
  Gerald T. Stashak, M.D.

                                                                     EXHIBIT A

                                           AMENDMENT NO. 1 TO
                                MANAGEMENT SERVICES AGREEMENT and ASSET
                                PURCHASE AGREEMENT dated as of July __,
                                1997 (the "Amendment"), between BONE,
                                MUSCLE AND JOINT, INC., a Delaware
                                corporation (the "Management Company"),
                                and FISHMAN AND STASHAK, M.D.'S, P.A.
                                (the "Medical Group").


     Reference is made to the Management Services Agreement (the "Management Services Agreement") and to the Asset Purchase Agreement (the "Asset Purchase Agreement"), each between the Management Company and the Medical Group, dated as of July 3, 1997, and effective as of June 1, 1997. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Management Services Agreement.


     Execution and delivery of this Amendment is a condition to the Management Company's performance of its obligations set forth in Section 1 of that certain Amendatory Agreement dated as of July 3, 1997 (the "Amendatory Agreement"), among the Management Company, the Medical Group, Eric Fishman, M.D., and Gerald Stashak, M.D.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, in the Management Services Agreement and the Amendatory Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


     1. Section 23 of the Management Services Agreement is hereby amended in its entirety to read as follows:


                "SECTION 23. Entire Agreement; Amendments.

                This Agreement and the exhibits and schedules hereto contain the entire understanding of the parties with respect to its subject matter, and neither this Agreement nor any part of it may in any way be altered, amended, extended, waived, discharged or terminated except by a written agreement signed by all of the parties against whom enforcement is sought."

     2. Schedule III to the Management Services Agreement is amended and restated in its entirety to read as set forth in Annex I attached hereto.

     3. Section 10.2 of the Asset Purchase Agreement is hereby amended in its entirety to read as follows:

                "10.2.  Entire Agreement.

                This Agreement (including the recitals hereof and the Schedules and Exhibits attached hereto) contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements, representations, warranties and understandings, either oral or written, between the parties with respect thereto."

     4. Except as expressly provided in this Amendment, the Management Services Agreement and the Asset Purchase Agreement remain in full force and effect in accordance with their respective terms.


     5. This Amendment may be executed in more than one counterpart, and by the parties hereto in separate counterparts, and each such counterpart shall constitute an original instrument, but all such counterparts taken together shall constitute one and the same Amendment.

     6. This Amendment shall be governed by, construed and interpreted in accordance with the laws of the State of Florida.

                                  *  *  *  *

     IN WITNESS WHEREOF, the undersigned have caused the Amendment to be duly executed as of the date and year first above written.


                                           BONE, MUSCLE AND JOINT, INC.


                                           By:_____________________________
                                              Name:
                                              Title:


                                           FISHMAN AND STASHAK, M.D.'S, P.A.


                                           By:_____________________________
                                              Eric S. Fishman, M.D.
                                              President


                                           By:_____________________________
                                              Gerald T. Stashak, M.D.
                                              Secretary

                                   ANNEX I

                                                                 SCHEDULE III

                             Equity Participation

     In connection with the execution and delivery of this Agreement, the Management Company is paying an aggregate consideration to the Medical Group of 247,922 shares of Common Stock of the Management Company (the "Practice Compensation"). In order to accomplish the foregoing, the Company is entering into a Restricted Stock Agreement with each of the Eligible Parties, pursuant to which each such Eligible Party shall receive the number of shares set forth in such agreement (which amount will be designated by the Medical Group in writing to the Management Company). A portion of the stock consideration (an aggregate of 4,808 shares of Common Stock) is being paid to an advisor of the Medical Group in accordance with the schedule below. The Medical Group shall indemnify and defend the Management Company from and against any and all liabilities, losses, damages, claims, causes of action and expenses (including reasonable attorneys' fees and expenses) arising out of or in connection with any claim by any of the Eligible Parties or any other person with respect to such allocation of shares.

     The Practice Compensation has been determined based upon the assumption that the Medical Group will achieve aggregate Collections for the calendar year ending December 31, 1997 (the "Base Year") equal to $3,750,000 (the "Base Year Collections"). On or before October 31, 1998, the Management Company will notify (the "Comparison Notice") the Medical Group of its actual aggregate Collections for the period beginning on the Commencement Date and ending on August 31, 1998 (the "Comparison Period"). In the event that the actual Collections for the Comparison Period are less than the Base Year Collections (the "Shortfall"), the Medical Group will be obligated to, and will cause the Eligible Parties to, return to the Management Company the number of shares (rounded to the nearest whole number) of Common Stock determined by taking six times 15% of the Shortfall and dividing that number by $6.50. In the event that the actual Collections for the Comparison Period are greater than the Base Year Collections (the "Excess"), the Management Company will be obligated to issue to the Medical Group the additional number of shares (rounded to the nearest whole number) of Common Stock determined by taking six times 15% of the Excess and dividing that number by $6.50. If there is an Excess and the Management Company is required to issue additional shares of Common Stock to the Medical Group, such shares will be allocated to the Eligible Parties as the Medical Group may direct in writing within 30 days after receipt of the Comparison Notice and such allocation shall be made according to the proportions set forth in such written notice; provided that if the Medical Group fails to so notify the Management Company, the Excess shall be allocated equally between Dr. Fishman and Dr. Stashak.

                                                                     EXHIBIT B

                                                  AMENDMENT NO. 1 TO MANAGEMENT
                                        SERVICES AGREEMENT and ASSET PURCHASE
                                        AGREEMENT dated as of August 1, 1997
                                        (the "Amendment"), between BONE, MUSCLE
                                        AND JOINT, INC., a Delaware corporation
                                        (the "Management Company"), and FISHMAN
                                        AND STASHAK, M.D.'S, P.A. (the "Medical
                                        Group").

         Reference is made to the Management Services Agreement (the "Management Services Agreement") and to the Asset Purchase Agreement (the "Asset Purchase Agreement"), each between the Management Company and the Medical Group, dated as of July 3, 1997, and effective as of June 1, 1997. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Management Services Agreement.

         As of the date hereof Chaim Arlosoroff, M.D., has not executed and delivered a Restricted Stock Agreement or Stockholder Non-Competition Agreement. As a result thereof, the parties hereto are executing and delivering this Amendment pursuant to the terms and provisions set forth in Section 1 of that certain Amendatory Agreement dated as of July 3, 1997 (the "Amendatory Agreement"), among the Management Company, the Medical Group, Eric Fishman, M.D., and Gerald Stashak, M.D.

         NOW THEREFORE, in consideration of the mutual covenants contained herein, in the Management Services Agreement and the Amendatory Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Schedule III to the Management Services Agreement is hereby amended in its entirety to read as set forth on Annex I attached hereto.

         2. Section 2.1 of the Asset Purchase Agreement is hereby amended in its entirety to read as follows:

         "2.1. Purchase Price; Payment.

         The purchase price (the "Purchase Price") to be paid for the Purchased Assets shall equal the sum of the following amounts:

                  (a) $1,691,947; and

                  (b) $950,000 (the "A/R Amount"), subject to adjustment in accordance with Section 2.3, which amount is a good faith estimate of the aggregate face value of all Accounts Receivable outstanding as of the Closing Date and set forth on Schedule 1.1(e)."

         3. Except as expressly provided in this Amendment, the Management Services Agreement and the Asset Purchase Agreement remain in full force and effect in accordance with their respective terms.

         4. This Amendment may be executed in more than one counterpart, and by the parties hereto in separate counterparts, and each such counterpart shall constitute an original instrument, but all such counterparts taken together shall constitute one and the same Amendment.

         5. This Amendment shall be governed by, construed and interpreted in accordance with the laws of the State of Florida.

                                     * * * *

         IN WITNESS WHEREOF, the undersigned have caused the Amendment to be duly executed as of the date and year first above written.

BONE, MUSCLE AND JOINT, INC.


                                             By:_____________________________
                                                Name:
                                                Title:


                                             FISHMAN AND STASHAK, M.D.'S, P.A.


                                             By:_____________________________
                                                Eric S. Fishman, M.D.
                                                President


                                             By:_____________________________
                                                Gerald T. Stashak, M.D.
                                                Secretary

                                                                       ANNEX I
                                                                  SCHEDULE III

                              Equity Participation

         In connection with the execution and delivery of this Agreement, the Management Company is paying an aggregate consideration to the Medical Group of 190,292 shares of Common Stock of the Management Company (the "Practice Compensation"). In order to accomplish the foregoing, the Company is entering into a Restricted Stock Agreement with each of the Eligible Parties, pursuant to which each such Eligible Party shall receive the number of shares set forth in such agreement (which amount will be designated by the Medical Group in writing to the Management Company). A portion of the stock consideration (an aggregate of 4,808 shares of Common Stock) is being paid to an advisor of the Medical Group in accordance with the schedule below. The Medical Group shall indemnify and defend the Management Company from and against any and all liabilities, losses, damages, claims, causes of action and expenses (including reasonable attorneys' fees and expenses) arising out of or in connection with any claim by any of the Eligible Parties or any other person with respect to such allocation of shares.

        Eligible Party                          Common Stock     Proportions
        --------------                          ------------     -----------
 Eric S. Fishman, M.D.                              93,243           50%
 Gerald T. Stashak, M.D.                            93,243           50%

           Advisor                              Common Stock
           -------                              ------------
 Practice Solutions, Inc.                            3,806
                                                ============
                    Grand Total                    190,292

         The Practice Compensation has been determined based upon the assumption that the Medical Group will achieve aggregate Collections for the calendar year ending December 31, 1997 (the "Base Year") equal to $2,910,000 (the "Base Year Collections"). On or before October 31, 1998, the Management Company will notify (the "Comparison Notice") the Medical Group of its actual aggregate Collections for the period beginning on the Commencement Date and ending on August 31, 1998 (the "Comparison Period"). In the event that the actual Collections for the Comparison Period are less than the Base Year Collections (the "Shortfall"), the Medical Group will be obligated to, and will cause the Eligible Parties to, return to the Management Company the number of shares (rounded to the nearest whole number) of Common Stock determined by taking six times 15% of the Shortfall and dividing that number by $6.50. In the event that the actual

Collections for the Comparison Period are greater than the Base Year Collections (the "Excess"), the Management Company will be obligated to issue to the Medical Group the additional number of shares (rounded to the nearest whole number) of Common Stock determined by taking six times 15% of the Excess and dividing that number by $6.50. If there is an Excess and the Management Company is required to issue additional shares of Common Stock to the Medical Group, such shares will be allocated to the Eligible Parties as the Medical Group may direct in writing within 30 days after receipt of the Comparison Notice and such allocation shall be made according to the proportions set forth in such written notice; provided that if the Medical Group fails to so notify the Management Company, the Excess shall be allocated equally between Dr. Fishman and Dr. Stashak.

                                                                    EXHIBIT C

                                       AMENDMENT NO. 2 TO MANAGEMENT SERVICES
                                       AGREEMENT dated as of July __, 1997 (the
                                       "Amendment"), between BONE, MUSCLE AND
                                       JOINT, INC., a Delaware corporation (the
                                       "Management Company"), and FISHMAN AND
                                       STASHAK, M.D.'S, P.A. (the "Medical
                                       Group").


     Reference is made to the Management Services Agreement dated as of July 3, 1997, and effective as of June 1, 1997 (the "Management Services Agreement"). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Management Services Agreement.


     Execution and delivery of this Amendment is a condition to the Management Company's performance of its obligations set forth in Section 2 of that certain Amendatory Agreement dated as of July 3, 1997 (the "Amendatory Agreement"), among the Management Company, the Medical Group, Eric Fishman, M.D., and Gerald Stashak, M.D.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, in the Management Services Agreement and the Amendatory Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Schedule III to the Management Services Agreement is amended and restated in its entirety to read as set forth in Annex I attached hereto.

     2. Except as expressly provided in this Amendment, the Management Services Agreement remains in full force and effect in accordance with their respective terms.

     3. This Amendment may be executed in more than one counterpart, and by the parties hereto in separate counterparts, and each such counterpart shall constitute an original instrument, but all such counterparts taken together shall constitute one and the same Amendment.

     4. This Amendment shall be governed by, construed and interpreted in accordance with the laws of the State of Florida.

                                  *  *  *  *

     IN WITNESS WHEREOF, the undersigned have caused the Amendment to be duly executed as of the date and year first above written.


                                               BONE, MUSCLE AND JOINT, INC.


                                               By:_____________________________
                                                  Name:
                                                  Title:


                                               FISHMAN AND STASHAK, M.D.'S, P.A.


                                               By:_____________________________
                                                  Eric S. Fishman, M.D.
                                                  President


                                               By:_____________________________
                                                  Gerald T. Stashak, M.D.
                                                  Secretary

                                                                       ANNEX I

                                                                   SCHEDULE III

                             Equity Participation


     In connection with the execution and delivery of this Agreement, the Management Company is paying an aggregate consideration to the Medical Group of 257,922 shares of Common Stock of the Management Company (the "Practice Compensation"). In order to accomplish the foregoing, the Company is entering into a Restricted Stock Agreement with each of the Eligible Parties, pursuant to which each such Eligible Party shall receive the number of shares set forth in such agreement (which amount will be designated by the Medical Group in writing to the Management Company). A portion of the stock consideration (an aggregate of 4,808 shares of Common Stock) is being paid to an advisor of the Medical Group in accordance with the schedule below. The Medical Group shall indemnify and defend the Management Company from and against any and all liabilities, losses, damages, claims, causes of action and expenses (including reasonable attorneys' fees and expenses) arising out of or in connection with any claim by any of the Eligible Parties or any other person with respect to such allocation of shares.

     The Practice Compensation has been determined based upon the assumption that the Medical Group will achieve aggregate Collections for the calendar year ending December 31, 1997 (the "Base Year") equal to $3,750,000 (the "Base Year Collections"). On or before October 31, 1998, the Management Company will notify (the "Comparison Notice") the Medical Group of its actual aggregate Collections for the period beginning on the Commencement Date and ending on August 31, 1998 (the "Comparison Period"). In the event that the actual Collections for the Comparison Period are less than the Base Year Collections (the "Shortfall"), the Medical Group will be obligated to, and will cause the Eligible Parties to, return to the Management Company the number of shares (rounded to the nearest whole number) of Common Stock determined by taking six times 15% of the Shortfall and dividing that number by $6.50. In the event that the actual Collections for the Comparison Period are greater than the Base Year Collections (the "Excess"), the Management Company will be obligated to issue to the Medical Group the additional number of shares (rounded to the nearest whole number) of Common Stock determined by taking six times 15% of the Excess and dividing that number by $6.50. If there is an Excess and the Management Company is required to issue additional shares of Common Stock to the Medical Group, such shares will be allocated to the Eligible Parties as the Medical Group may direct in writing within 30 days after receipt of the Comparison Notice and such allocation shall be made according to the proportions set forth in such written notice; provided that if the Medical Group fails to so notify the Management Company, the Excess shall be allocated equally between Dr. Fishman and Dr. Stashak.